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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 5, 2001


                         FIRSTPLUS Financial Group, Inc.
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             (Exact name of registrant as specified in its charter)

           NEVADA                           0-27750              75-2561085
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(State or other jurisdiction of    (Commission File Number)    (IRS Employer
incorporation or organization)                               Identification No.)


1349 Empire Central, Suite 1300         Dallas      Texas         75247
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (214) 231-7600


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


Item 1. Change in Control of Registrant.
---------------------------------------

On November 5, 2001, New Freedom Mortgage Corporation, a Utah corporation ("New Freedom"), acquired 25,000 shares of Series C Convertible Preferred Stock ("Series C Preferred") of FIRSTPLUS Financial Group, Inc. (the "Company"). The sale of Series C Preferred to New Freedom was unanimously approved by the board of directors of the Company. The Series C Preferred is convertible into 45,000,000 shares of the Company's common stock at the option of New Freedom on or after the first anniversary date of its issuance, but votes with the common stock prior to conversion. As a result of the foregoing transaction, New Freedom acquired control of the Company and now holds approximately 51% of the outstanding voting securities of the Company. Also as a result of the foregoing transaction, New Freedom has the right to replace management and the board of directors of the Company. The name of the Company will not change as a result of this transaction, nor should this transaction impact trading of the Company's shares. Because the Company was previously delisted from trading on the New York Stock Exchange, there is no requirement for a shareholder vote for this transaction. See "Item 2. Acquisition or Disposition of Assets," below.

Item 2.  Acquisition or Disposition of Assets.
---------------------------------------------

On November 5, 2001, the Company acquired (the "Acquisition") twenty-five percent of the outstanding limited liability company interests (the "LLC Interest") of Freedom Commercial Credit LLC, a Utah limited liability company ("Freedom Commercial Credit"), which, following the transaction, is owned 75% by New Freedom. The aggregate purchase price paid by the Company for the LLC Interest was 25,000 shares of Series C Preferred of the Company, and cash in the amount of $250,000, subject to adjustment based on a final independent valuation of Freedom Commercial Credit.

There was no material relationship between the Company and New Freedom or Freedom Commercial Credit prior to the Acquisition. The terms of the Series C Preferred provide that neither New Freedom, Freedom Commercial Credit, nor any of their affiliates or assigns, will be entitled to any of the Company's rights in the cash flow from the derivative interests in mortgage-backed or asset-backed securitization transactions (the "Residuals") of FIRSTPLUS Financial, Inc. ("FPFI"), which will be set aside for the benefit of the creditors and current shareholders of the Company in a trust (the "Trust"). The Residuals are unencumbered by any creditors of FPFI. The beneficiary of the Trust is the Company, for the benefit of its shareholders and creditors, but excluding Freedom Commercial Credit and its affiliates and assigns. The Trust will be formed by the Company and managed by a trustee appointed by the Company. During the term of the Trust, the trustee will distribute to the Company all of the net income from the Trust. New Freedom will not have the right to alter or amend the Trust. New Freedom will not receive any extraordinary benefits as a holder of the Series C Preferred, or as a holder of common stock issued to New Freedom upon conversion of the Series C Preferred. New Freedom will share with the Company's other shareholders in any distributions made by the Company to its shareholders, with the exception of distributions made from the Trust.

American Appraisal Associates recently conducted a valuation of the Company, which stated that the Company has a fair appraised value of approximately (-) $700,000, after taking into account pending litigation and other factors.

A valuation of Freedom Commercial Credit is being conducted. Depending on the results of that valuation, the cash purchase price paid by the Company for the LLC Interest may be adjusted.

New Freedom is a company which, following the transaction, owns 75% of Freedom Commercial Credit. Freedom Commercial Credit is in the business of buying, repackaging and selling mortgage loans.

Item 7.  Financial Statements and Exhibits.
------------------------------------------

         (a)      Financial statements of businesses acquired.

                  The financial statements of Freedom Commercial Credit LLC required by this Item 7(a) are not yet available. The Company expects that the pro forma financial statements will be completed and filed by amendment to this Form 8-K Current Report within 60 days after the date this Form 8-K Current Report is required to be filed with the Securities and Exchange Commission.

         (b)      Pro forma financial information.

                  The pro forma financial statements of the Company required by this Item 7(b) are not yet available. The Company expects that the pro forma financial statements will be completed and filed by amendment to this Form 8-K Current Report within 60 days after the date this Form 8-K Current Report is required to be filed with the Securities and Exchange Commission.

         (c)      Exhibits.

                  The following exhibits are furnished in accordance with Item 601 of Regulation S-K.

                  3.1 FIRSTPLUS Financial Group, Inc. Amended and Restated Bylaws, dated October 25, 2001.

                  4.1 First Amendment to Rights Agreement, dated October 25, 2001, by and between FIRSTPLUS Financial Group, Inc. and Mellon Investor Services LLC (formerly Chasemellon Shareholder Services, L.L.C.).

                  4.2      Certificate  of  Designation  Establishing  Series  C
                           Convertible Preferred Stock of FIRSTPLUS Financial Group, Inc.

                  99.1 Press Release of FIRSTPLUS Financial Group, Inc., dated as of November 6, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        FIRSTPLUS FINANCIAL GROUP, INC.


Dated:  November 16, 2001               By: /s/ Daniel T. Phillips
                                           -------------------------------------
                                           Daniel T. Phillips, President

                                  Exhibit Index


                  3.1 FIRSTPLUS Financial Group, Inc. Amended and Restated Bylaws, dated October 25, 2001.

                  4.1 First Amendment to Rights Agreement, dated October 25, 2001, by and between FIRSTPLUS Financial Group, Inc. and Mellon Investor Services LLC (formerly Chasemellon Shareholder Services, L.L.C.).

                  4.2      Certificate  of  Designation  Establishing  Series  C
                           Convertible Preferred Stock of FIRSTPLUS Financial Group, Inc.

                  99.1 Press Release of FIRSTPLUS Financial Group, Inc., dated as of November 6, 2001.